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                                   UAM FUNDS
                       Funds for the Informed Investor(sm)

                     Rice, Hall James Small Cap Portfolio

                          Institutional Class Shares

                        Supplement dated June 29, 2001
                     to the Prospectus dated March 1, 2001

    This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

    The following disclosure should be added to the inside cover page of the
    Prospectus:

    As of June 29, 2001, the Rice, Hall James Small Cap Portfolio (the "Portfolio") was closed to new investors due to concerns that an increase in the size of the Portfolio may adversely affect the implementation of the Portfolio's investment strategy. As of the close of business on June 29, 2001, existing shareholders of the Portfolio and clients of Rice, Hall James & Associates, Inc. may continue to invest in the Portfolio. Rice, Hall James & Associates, Inc. may choose to reopen the Portfolio to new investments at any time, and may subsequently close the Portfolio again should concerns regarding the size of the Portfolio recur.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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